EXHIBIT 24


                                POWER OF ATTORNEY



I appoint L.M. Frecon, S.S. Marshall and K.L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

    - sign this Registration Statement on Form S-8 covering the General Mills, Inc. Deferred Compensation Plan;

    -  file Form S-8 (with exhibits and related documents)

    -  perform the acts that need to be done concerning these filings; and

    -  name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.


                                      /s/ R.M. Bressler
                                      Richard M. Bressler
                                      Dated:   June 23, 1997

                                      /s/ L. DeSimone
                                      L. D. DeSimone
                                      Dated:   June 23, 1997

                                      /s/ W.T. Esrey
                                      William T. Esrey
                                      Dated:   June 23, 1997

                                      /s/ C.W. Gaillard
                                      Charles W. Gaillard
                                      Dated:   June 23, 1997

                                      /s/ Judith Richards Hope
                                      Judith Richards Hope
                                      Dated:   June 23, 1997

                                      /s/ Kenneth Macke
                                      Kenneth A. Macke
                                      Dated:   June 23, 1997

                                      /s/ M.D. Rose
                                      Michael D. Rose
                                      Dated:   June 23, 1997

                                      /s/ S.W. Sanger
                                      Stephen W. Sanger
                                      Dated:   June 23, 1997

                                      /s/ Dorothy A. Terrell
                                      Dorothy A. Terrell
                                      Dated:   June 23, 1997

                                      /s/ R.G. Viault
                                      Raymond G. Viault
                                      Dated:   June 23, 1997

                                      /s/ C. Angus Wurtele
                                      C. Angus Wurtele
                                      Dated:   June 23, 1997